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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                          CREDIT SUISSE BLUE CHIP FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

The fund's Board of Trustees has approved, subject to shareholder approval, a proposal to change the fund's investment objective to long-term capital appreciation ON AN AFTER-TAX BASIS (the "Proposal"). If the Proposal is approved by shareholders, the fund will adopt an explicit investment strategy of seeking to reduce, though not eliminate, capital gains distributions to shareholders.

Proxy materials describing the Proposal will be mailed to shareholders of the fund in anticipation of a special meeting of shareholders to be held at a later date.

Dated: March 11, 2002                                              CSDVI-16-0302